Exhibit 11
                       COMPUTATION OF PER SHARE EARNINGS

The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and nine months ended May 31, 1997 and 1996.

Three months ended May 31, 1997:
     23,410,574 x shares outstanding for 31 days                 725,727,794
     23,406,574 x shares outstanding for 30 days                 702,197,220
     23,280,909 x shares outstanding for 31 days                 721,708,179
                                                               ______________
                                                               2,149,633,193
     Divided by number of days in the period                              92
                                                               ______________
                                                                  23,365,578
Nine months ended May 31, 1997:
     23,892,819 x shares outstanding for 30 days                 716,784,570
     23,666,720 x shares outstanding for 31 days                 733,668,320
     23,281,927 x shares outstanding for 30 days                 698,457,810
     23,329,990 x shares outstanding for 31 days                 723,229,690
     23,404,092 x shares outstanding for 31 days                 725,526,852
     23,409,028 x shares outstanding for 28 days                 655,452,784
     23,410,574 x shares outstanding for 31 days                 725,727,794
     23,406,574 x shares outstanding for 30 days                 702,197,220
     23,280,909 x shares outstanding for 31 days                 721,708,179
                                                               ______________
                                                               6,402,753,219
     Divided by number of days in the period                             273
                                                               ______________
                                                                  23,453,308
Three months ended May 31, 1996:
     23,693,381 x shares outstanding for 31 days                 734,494,811
     23,925,105 x shares outstanding for 30 days                 717,753,150
     24,043,597 x shares outstanding for 31 days                 745,351,507
                                                               ______________
                                                               2,197,599,468
     Divided by number of days in the period                              92
                                                               ______________
                                                                  23,886,951
Nine months ended May 31, 1996:
     23,313,132 x shares outstanding for 21 days                 489,575,772
     23,315,089 x shares outstanding for 21 days                 489,616,869
     23,320,721 x shares outstanding for 18 days                 419,772,978
     23,331,311 x shares outstanding for  8 days                 186,650,488
     23,334,503 x shares outstanding for 23 days                 536,693,569
     23,340,118 x shares outstanding for 11 days                 256,741,298
     23,345,163 x shares outstanding for 21 days                 490,248,423
     23,398,704 x shares outstanding for 30 days                 701,961,120
     23,529,859 x shares outstanding for 13 days                 305,888,167
     23,590,511 x shares outstanding for 16 days                 377,448,176
     23,693,381 x shares outstanding for 31 days                 734,494,811
     23,925,105 x shares outstanding for 30 days                 717,753,150
     24,043,597 x shares outstanding for 31 days                 745,351,507
                                                               ______________
                                                               6,452,196,328
     Divided by number of days in the period                             274
                                                               ______________
                                                                  23,548,162